UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 18, 2026 (November 25, 2025)

Talen Energy Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-37388	47-1197305
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2929 Allen Pkwy, Suite 2200
Houston, TX 77019
(Address of principal executive offices) (Zip Code)
(888) 211-6011
(Registrant’s telephone number, including area code)
Not applicable
(Former name or, former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	TLN	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note
This Amendment No. 2 on Form 8-K/A (this “Amendment No. 2”) amends the Current Report on Form 8-K filed by Talen Energy Corporation (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) on November 25, 2025 that reported, among other things, the consummation of the acquisitions of Freedom and Guernsey (the “Acquisitions”) on November 25, 2025, as further amended by Amendment No. 1 on Form 8-K/A which was filed by the Company with the SEC on February 9, 2026 to include the financial statements required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K (the “Original Report”).
This Amendment No. 2 to the Original Report is being filed solely to amend Item 9.01 of the Original Report to include such pro forma financial information for the year ended December 31, 2025 in connection with the filing of a registration statement on Form S-3 by the Company. Except as provided herein, the disclosures made in the Original Report remain unchanged.
Item 9.01. Financial Statements and Exhibits.
(b) Pro Forma Financial Information.
The Company is providing the unaudited pro forma condensed combined financial information of the Company, after giving effect to the Acquisitions, which is comprised of the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2025. Such unaudited pro forma condensed combined financial information and the related notes thereto is set forth in Exhibit 99.1 hereto and incorporated herein by reference.
(d) Exhibits.

Exhibit No.	Description

99.1
Unaudited pro forma condensed combined financial information of Talen Energy Corporation, giving effect to the Acquisitions, comprised of unaudited pro forma condensed combined statement of operations for the year ended December 31, 2025 and the related notes thereto.

104	Cover Page Interactive Data File (cover page XBRL tags embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALEN ENERGY CORPORATION
Date:	June 18, 2026	By:	/s/ Cole Muller
		Name:	Cole Muller
		Title:	Chief Financial Officer
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